UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 18, 2022

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	NILE PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2022, Circle 8 Newco LLC, a Delaware limited liability company (“Circle 8 Newco”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Circle 8 Crane Services LLC, a Delaware limited liability company (“Circle 8 Crane Services”) pursuant to which Circle 8 Newco agreed to purchase substantially all of the assets (the “Acquired Assets”) and assume certain specified liabilities of Circle 8 Crane Services. Circle 8 Newco is a wholly owned subsidiary of Circle 8 Holdco LLC, a Delaware limited liability company (“Circle 8 Holdco”). Circle 8 Holdco is a subsidiary of Ault Alliance, Inc., a Delaware corporation (“Ault Alliance”) which is a wholly owned subsidiary of BitNile Holdings, Inc., a Delaware corporation (the “Company”). Ault Alliance owns a controlling interest in Circle 8 Holdco and has made a capital commitment to Circle 8 Holdco in the amount of $11,400,000, to be funded immediately prior to the closing of the acquisition. Additionally, Ault Alliance owns a controlling interest in Circle 8 Crane GP LLC, a Delaware limited liability (“Circle 8 Crane GP”), and has made a capital commitment of $650,000 to Circle 8 Crane GP, to be funded immediately prior to the closing of the acquisition. Circle 8 Crane GP has been organized to acquire Class B Units issued by Circle 8 Holdco in exchange for a capital commitment of $1,000,000 to Circle 8 Holdco, to be funded immediately prior to the closing of the acquisition.

As consideration for the acquisition of the Acquired Assets, at the closing of the transaction, Circle 8 Crane Services will receive Class D equity interests in Circle 8 Holdco and will be eligible to receive cash earnout payments in an aggregate maximum amount of up to $2,100,000 based on the achievement by Circle 8 Newco of certain EBITDA targets over the three year period following the completion of the acquisition of the Acquired Assets by Circle 8 Newco. Additionally, Circle 8 Newco has agreed that it will be initially capitalized with an aggregate amount of at least $16,000,000, up to $1,350,000 of which will be used to pay the expenses of Circle 8 Newco and Circle 8 Crane Services at closing incurred in connection with their negotiation and execution of the Asset Purchase Agreement, approximately $3,000,000 of which will be used to pay off Circle 8 Crane Services’ subordinated debt facility in full at the closing and approximately $11,650,000 of which will be used to pay down a portion of the Circle 8 Crane Services’ senior debt facility at the closing, the remainder of which will be assumed by Circle 8 Newco pursuant to a new line of credit issued by Circle 8 Crane Services’ current senior lender. Any remaining cash amounts will be retained by Circle 8 Newco as working capital to operate its business following the closing of the acquisition of the Acquired Assets.

The closing of the acquisition is expected to occur on or prior to December 9, 2022. The consummation of the transactions contemplated by the Asset Purchase Agreement are subject to various customary closing conditions and the receipt of certain third party consents. In addition to customary closing conditions, the closing of the Acquisition is also conditioned upon the receipt by Circle 8 Newco of financing (representing the capital commitment of Ault Alliance and other parties) in an amount sufficient to consummate the transaction.

The Asset Purchase Agreement contains customary termination provisions for each of Circle 8 Newco and Circle 8 Crane Services under certain circumstances, including the right to terminate the Asset Purchase Agreement if the closing has not occurred prior to December 9, 2022.

The Asset Purchase Agreement also includes customary representations, warranties and covenants of Circle 8 Crane Services and Circle 8 Newco. The representations and warranties made by each party were made solely for the benefit of the other party and: (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk between the parties to the Asset Purchase Agreement if those statements prove to be inaccurate; (ii) may have been qualified in the Asset Purchase Agreement by disclosures that were made to the other party in disclosure schedules to the Asset Purchase Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Asset Purchase Agreement or such other date or dates as may be specified in the Asset Purchase Agreement.

The Asset Purchase Agreement also contains post-closing indemnification provisions pursuant to which the Circle 8 Crane Services and Circle 8 Newco have agreed to indemnify each other against losses resulting from certain events, including breaches of representations and warranties, covenants and certain other matters.

In connection with the closing of the transactions contemplated by the Asset Purchase Agreement, Circle 8 Crane Services and Circle 8 Newco will enter into certain other agreements, including a lease agreement for the former headquarters of Circle 8 Crane Services and a promissory note securing Circle 8 Crane Services’ post-closing indemnification obligations to Circle 8 Newco under the Asset Purchase Agreement.

This summary of the Asset Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the provisions of Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

2

ITEM 7.01	REGULATION FD DISCLOSURE

On November 18, 2022, the Company issued a press release announcing the execution of the Asset Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of November 17, 2022, by and among Circle 8 Crane Services LLC, and Circle 8 Newco LLC. Schedules and exhibits to this document are omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

99.1	Press Release of BitNile Holdings, Inc., dated November 18, 2022, announcing the execution of the Asset Purchase Agreement.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: November 18, 2022	/s/ Henry Nisser
Henry Nisser President and General Counsel

4